BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST

PROSPECTUS
MARCH 31, 1999

EQUITY FUND

SHORT/INTERMEDIATE TERM
FIXED-INCOME FUND

TABLE OF CONTENTS

Risk/Return Summary........................................................
Expense Information........................................................
Investment Objectives, Investment Strategies and
  Risk Considerations......................................................
How to Purchase Shares.....................................................
How to Redeem Shares.......................................................
Shareholder Services.......................................................
Exchange Privilege.........................................................
Dividends and Distributions................................................
Taxes......................................................................
Operation of the Funds.....................................................
Distribution Plan..........................................................
Calculation of Share Price.................................................
Financial Highlights.......................................................


BRUNDAGE,
STORY & ROSE
Investment Counsel Since 1932

                                                                      PROSPECTUS
                                                                  March 31, 1999

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                           CINCINNATI, OHIO 45202-4094
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     Brundage,  Story and Rose Investment  Trust  currently  offers two separate series of shares to investors,  the Brundage, Story and Rose Equity Fund and the
Brundage,   Story  and  Rose  Short/   Intermediate   Term   Fixed-Income   Fund
(individually a "Fund" and collectively the "Funds").

     The BRUNDAGE, STORY AND ROSE EQUITY FUND seeks to provide protection and enhancement of capital, current income and growth of income. The Fund invests primarily in common stocks and securities convertible into common stock.

     The BRUNDAGE, STORY AND ROSE SHORT/INTERMEDIATE TERM FIXED-INCOME FUND seeks to provide a higher and more stable level of income than a money market fund but with more volatility and with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities but at a lower level of income. The Fund invests primarily in short and intermediate-term fixed-income securities.

     Brundage, Story and Rose LLC (the "Adviser"), One Broadway, New York, New York, manages the Funds' investments. Brundage, Story and Rose LLC is an independent investment counsel firm that has advised individual and institutional clients since 1932.

     This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved them for investment merit and has not passed on the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.

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FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:

Nationwide (Toll-Free) . . . . . . . . . . . . . . . 800-320-2212
Cincinnati . . . . . . . . . . . . . . . . . . . . . 513-629-2070
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

RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

     The Equity Fund seeks to provide protection and enhancement of capital, current income and growth of income.

     The Short/Intermediate Term Fixed-Income Fund (the "Fixed-Income Fund") seeks to provide a higher and more stable level of income than a money market fund but with more volatility and with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities but at a lower level of income. The Fund invests primarily in short and intermediate-term fixed-income securities.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

     The Equity Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The Fund invests both in securities currently paying dividends and in securities that are not paying dividends but offer prospects for growth of capital or future income.

     The Fixed-Income Fund invests in a diversified portfolio of short and intermediate-term fixed-income securities, consisting primarily of U.S.
Government obligations, mortgage-backed and asset-backed securities, U.S. dollar-denominated fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks, and money market instruments. Under normal market conditions, at least 90% of the Fund's total assets are invested in fixed-income securities with remaining maturities or, in the case of mortgage-backed and asset-backed securities, remaining average lives of between one and ten years, and at no time will the Fund be less than 65% invested in such securities. The Fund invests in securities which are rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, or unrated securities determined by the Adviser to be of comparable quality.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

     The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

     The return on and value of an investment in the Fixed-Income Fund will fluctuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of fixed-income securities. To the extent that the Fund invests in mortgage-backed and asset-backed securities, it will also be subject to extension (underlying loans are not paid as soon as anticipated) and prepayment risks (underlying loans are paid sooner than anticipated). See "Investment Objectives, Investment

Policies and Risk Considerations". Other factors may affect the market price and yield of the Fund's securities, including investor demand, changes in the financial condition of issuers of securities, and domestic and worldwide economic conditions. There is a risk that you could lose money by investing in the Fund.

     An investment in the Funds is not a deposit of a bank and is not insured or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year since the Funds' inception and by showing how the average annual returns of the Funds compare to those of a broad-based securities market index. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

EQUITY FUND

22.73%    2.50%    10.26%    -.054%    27.22%    19.28%    27.27%    13.27%
[bar chart]
1991      1992     1993      1994      1995      1996      1997      1998

During the period shown in the bar chart, the highest return for a quarter was 17.73% during the quarter ended June 30, 1997 and the lowest return for a quarter was -12.46% during the quarter ended September 30, 1998.

FIXED-INCOME FUND

13.22%    6.47%    8.37%    -2.27%    15.53%     4.09%     7.63%     7.72%
[bar chart]
1991      1992     1993     1994      1995       1996      1997      1998

During the period shown in the bar chart, the highest return for a quarter was 5.01% during the quarter ended June 30, 1995 and the lowest return for a quarter was -1.64% during the quarter ended March 31, 1994.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998

                                     One Year     Five Years    Since Inception
                                                               (January 2, 1991)

Equity Fund                           13.27%        16.82%           14.81%
Standard & Poor's 500 Index*          28.58%        24.06%           20.82%


Fixed-Income Fund                      7.72%         6.38%            7.48%
Merrill Lynch 3-Year
  Treasury Index**                     8.28%         6.20%            7.22%

* The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.
** The Merrill Lynch 3-Year Treasury Index measures the total return of auctioned U.S. Treasury notes with three years to maturity.

EXPENSE INFORMATION

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment)

    Sales Load Imposed on Purchases . . . . . . . . . . . . . .  None
    Sales Load Imposed on Reinvested Dividends. . . . . . . . .  None
    Exchange Fee. . . . . . . . . . . . . . . . . . . . . . . .  None
    Redemption Fee. . . . . . . . . . . . . . . . . . . . . . .  None*
    Check Redemption Processing Fee (per check) . . . . . . . . $0.50

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                       Equity          Fixed-
                                                        Fund        Income Fund
                                                        ----        -----------
     Management Fees . . . . . . . . . . . .            .65%           .50%(A)
     Distribution (12b-1) Fees(B). . . . . .            .00%           .00%
     Other Expenses. . . . . . . . . . . . .            .50%           .54%
                                                       -----          -----
       Total Annual Fund Operating Expenses.           1.15%          1.04%(C)
                                                       =====          =====

(A) After waivers of management fees, such fees were .11% for the fiscal year ended November 30, 1998.
(B) Each Fund may incur distribution (12b-1) fees in an amount up to .25% of its average net assets.
(C) After waivers of management fees, total Fund operating expenses were .65% for the fiscal year ended November 30, 1998.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   Equity Fund     Fixed-Income Fund
                                   -----------     -----------------
            1 Year                    $  117             $  106
            3 Years                      365                331
            5 Years                      633                574
            10 Years                   1,398              1,271

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

     Brundage, Story and Rose Investment Trust (the "Trust") has two Funds. Each Fund has its own portfolio and investment objective. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, as long as notice has been given to shareholders. Unless otherwise indicated, all investment practices and limitations of the Funds are non-fundamental policies which may be changed by the Board of Trustees without shareholder approval.

BRUNDAGE, STORY AND ROSE EQUITY FUND

     INVESTMENT OBJECTIVE. The Equity Fund seeks to provide protection and enhancement of capital. The Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stock.

     INVESTMENT TECHNIQUES AND STRATEGIES. In selecting securities for the Fund, the Adviser first attempts to identify economic trends. On the basis of this analysis, industries with the best prospects for providing protection and enhancement of capital are determined and reviewed. From within such industries, the Adviser selects as candidates for investment those companies that have experienced, capable managements, sound financial policies and strong competitive positions in their markets. The final step in specific stock selection is the Adviser's determination whether the current market valuation of a company is reasonable in relation to its earnings, dividends, assets and long-term opportunities.

     The Fund invests in securities currently paying dividends and in securities that are not paying dividends but offer prospects for growth of capital or future income. Although the Fund invests primarily in common stocks and securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants), the Fund may also invest in non-convertible preferred stocks and bonds. The Fund may invest in preferred stocks and bonds which are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or unrated securities determined by the Adviser to be of comparable quality.

     The Fund may invest in securities of foreign issuers. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depositary Receipts. American Depositary Receipts are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Fund will not invest in securities of foreign issuers which are not listed on a recognized domestic or foreign exchange.

     When the Adviser believes it appropriate, the Fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements. The Fund may not achieve its investment objective during periods when the Fund has taken such a temporary defensive position.

     INVESTMENT RISKS. The Fund is designed for investors who are investing for the long term and it is not intended for investors seeking assured income or preservation of capital. Changes in market prices can occur at any time.
Accordingly, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

     Because the Fund normally invests most, or a substantial portion, of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Stock markets and stock prices can be volatile. Market action will affect the Fund's net asset value per share, which fluctuates as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Various factors can affect a stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

     The Fund may invest in companies with lower market capitalizations, which present higher near-term risks than larger capitalization companies. Small capitalization stocks are more likely to experience higher price volatility and may have limited liquidity (which means that the Fund might have difficulty selling them at an acceptable price when it wants to).

     Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Adviser will sell such security, subject to market conditions and the Adviser's assessment of the most opportune time for sale.

     Foreign investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely. When investments in foreign securities are made in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

BRUNDAGE, STORY AND ROSE SHORT/INTERMEDIATE TERM FIXED-INCOME FUND

     INVESTMENT OBJECTIVE. The Short/Intermediate Term Fixed-Income Fund seeks to provide a higher and more stable level of income than a money market fund with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities. The Fund will invest in a diversified portfolio of short and intermediate-term fixed-income securities.

     INVESTMENT TECHNIQUES AND STRATEGIES. The Fund pursues its objective by investing primarily in U.S. Government obligations, corporate fixed-income securities, bank debt instruments, mortgage-backed and asset-backed securities, U.S. dollar- denominated fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks, and money market instruments. In addition, the Fund may purchase securities on a when-issued basis and may invest in interest rate futures contracts and options on fixed-income securities or market indices.

     Under normal market conditions, at least 90% of the Fund's total assets will be invested in fixed-income securities with remaining maturities or, in the case of mortgage-backed and asset-backed securities, remaining average lives of between one and ten years, and at no time will the Fund be less than 65% invested in such securities. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of between two and five years. In calculating the Fund's dollar-weighted average maturity, the Adviser will use average life as the remaining maturity of mortgage-backed and asset-backed securities (see below).

     The Fund invests in securities having longer maturities and lower ratings than securities in which a money market fund may invest. The Fund may therefore provide higher income, but with less principal stability and greater credit risks than a money market fund. In addition, because the Fund invests in securities having longer maturities, the Fund may provide a more stable level of income than a money market fund, that is, the Fund's yield will not change as rapidly as a money market fund during periods of fluctuating interest rates. During periods of rising interest rates, the Fund's yield may not rise as quickly as the yield of a money market fund because a money market fund will generally be able to reinvest the proceeds of maturing securities sooner than the Fund.

     The Fund may invest in securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB), or unrated securities determined by the Adviser to be of comparable quality. At least 65% of the Fund's assets will be invested in a combination of U.S. Government obligations (described below) and securities rated at the time of purchase in one of the two highest categories of Moody's Investors Service, Inc. (Aaa or Aa) or Standard & Poor's Ratings Group (AAA or AA), or unrated securities determined by the Adviser to be of comparable quality.

     U.S. Government Obligations. Under normal market conditions, at least 35% of the Fund's assets will be invested in U.S. Government obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds. Agencies and instrumentalities established by the United States Government include, but are not limited to, the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association and the Federal National Mortgage Association. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.

     Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities. These are mortgage loans made by banks, savings and loan institutions, and other lenders which are assembled into pools. Often these securities are issued and guaranteed by an agency or instrumentality of the United States Government, though not necessarily backed by the full faith and credit of the United States Government, or are collateralized by U.S. Government obligations. The Fund invests in mortgage-backed securities representing undivided ownership interests in pools of mortgage loans, including Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) Certificates and so-called "CMOs" -- i.e., collateralized mortgage obligations which are issued by non-governmental entities.

     The rate of return on mortgage-backed securities such as GNMA, FNMA and FHLMC Certificates and CMOs may be affected by early prepayment of principal on the underlying loans. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages. Mortgage-backed securities purchased by the Fund will be either (i) issued by United States Government sponsored corporations or (ii) rated at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Ratings Group or, if not rated, are of comparable quality as determined by the Adviser.

     The Fund may also invest in stripped mortgage-backed securities, which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its entire investment. Although stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not developed for certain stripped mortgage-backed securities. The Fund will not invest more than 10% of its net assets in stripped mortgage-backed securities and CMOs for which there is no established market and other illiquid securities. The Fund may invest more than 10% of its net assets in stripped mortgage-backed securities and CMOs deemed to be liquid if the Adviser determines, under the direction of the Board of Trustees, that the security can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share.

     Asset-backed securities may include such securities as Certificates for Automobile Receivables and Credit Card Receivable Securities. Certificates for Automobile Receivables represent undivided fractional interests in a pool of motor vehicle retail installment sales contracts. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses if the full amounts due on underlying sales contracts are not realized because of unanticipated costs of enforcing the contracts or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. Credit Card Receivable Securities are backed by receivables from revolving credit card agreements. An acceleration in cardholders' payment rates may adversely affect the overall return to holders of such certificates. Unlike most other asset-backed securities, Credit Card Receivable Securities are unsecured obligations of the credit cardholders. The Fund may also invest in other asset-backed securities that may be developed in the future, provided that this Prospectus is revised before the Fund does so. The Fund will not invest more than 10% of its net assets in asset-backed securities for which there is no established market and other illiquid securities.

     Mortgage-backed securities, when they are issued, have stated maturities of up to forty years, depending on the length of the mortgages underlying the securities. In practice, unscheduled or early payments of principal on the underlying mortgages may make the securities' effective maturity shorter than this. A security based on a pool of forty-year mortgages may have an average life of as short as two years. The average life of asset-backed securities may also be substantially less than the stated maturity of the contracts or receivables underlying such securities. It is common industry practice to estimate the average life of mortgage-backed and asset-backed securities based on assumptions regarding prepayments. The Fund will assume an average life based on the prepayment characteristics of the underlying mortgages or other assets.

     Bank Debt Instruments. The Fund may invest in certificates of deposit, time deposits and bankers' acceptances issued by commercial banks. The Fund will not invest more than 10% of its net assets in time deposits maturing in greater than seven days and other illiquid securities.

     The Fund will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

     Foreign Securities. The Fund may invest in U.S. dollar- denominated fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks. Investment in securities of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of domestic issuers.

     The Fund may invest in corporate fixed-income securities in the Eurodollar market. Eurodollar notes and bonds are U.S. dollar-denominated securities for which the primary trading market is outside the United States.

     When-Issued Securities. The Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The securities are subject to market fluctuations during this period and no interest accrues to the Fund until settlement. The Fund maintains with the Custodian a segregated account of cash or liquid securities in an amount at least equal to these commitments.

     Interest Rate Futures Contracts. The Fund may enter into futures contracts as a hedge against or to minimize adverse principal fluctuations, or as an efficient means of adjusting its exposure to the market, but not for speculation. An interest rate futures contract between two parties locks in the price of a specified package of securities (primarily U.S. Treasury Bills, U.S. Treasury Notes or U.S. Treasury Bonds) to be delivered at a future date. Selling an interest rate futures contract has a similar effect to selling a portion of the Fund's securities. While the value of the Fund's securities would decline if interest rates were to rise, the value of the futures contract would increase, offsetting the decline in the Fund's net asset value to that extent. Conversely, an increase in the value of the Fund's securities resulting from a decline in interest rates would be offset by a decline in value of the futures contract. The Fund will limit its use of futures contracts so that (1) no more than 5% of the Fund's total assets will be committed to initial margin deposits and (2) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts.

     Options. The Fund may write covered call options and purchase covered put options on its portfolio securities or on bond market indices. The aggregate market value of the Fund's portfolio securities covering call options or subject to put options will not exceed 25% of the Fund's net assets. Such options may be exchange-traded or traded over-the-counter. Over-the-counter options and the assets used to secure the options are considered illiquid. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time.

     INVESTMENT RISKS. Because the Fund invests primarily in debt securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower the Fund's share price and the value of your investment. There is no assurance, therefore, that the Fund will achieve its investment objective.

     In general, the price of a bond will move in the opposite direction from interest rates, for the reason that new bonds issued after a rise in rates will offer higher yields to investors; the only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price.

This principle works in reverse as well, that is, a fall in interest rates will tend to cause a bond's price to rise.

     Mortgage-backed securities can offer attractive yields, but carry additional risks. The prices and yields of mortgage-backed securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities are usually redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-backed securities may fall if they are redeemed after that date.

     While securities in these categories are generally accepted as being of investment grade, securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The Fund will not invest more than 10% of its net assets in securities rated Baa or BBB.

     In addition to credit and market risks, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. The Fund will not invest more than 10% of its net assets in foreign securities which, in the opinion of the Adviser, are not readily marketable and other illiquid securities.

     Interest rate futures contracts entail certain risks, including possible reduction of the Fund's total return and yield due to the use of hedging, no assurance that futures contracts transactions can be offset at favorable prices, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contract and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves. In instances involving the purchase of futures contracts by the Fund, an amount of cash or liquid securities, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts is unleveraged. Futures transactions will only be used for bona fide hedging purposes.

     Although options will primarily be used to minimize principal fluctuations or to generate additional income, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities above the exercise price. Purchasing put options involves the risk of losing the entire purchase price of the option. The Fund will only write a call option or purchase a put option on a security which the Fund already owns.

     The success of the Fund's investment strategy depends largely on the portfolio manager's skill in assessing the direction and impact of interest rate movements and the creditworthiness of the Fund's non-U.S. Government obligations.

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS APPLICABLE TO BOTH FUNDS

     The Funds may also engage in the following investment techniques, each of which may involve certain risks:

     Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. Each Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Adviser's judgment, most creditworthy primary U.S. Government securities dealers. The Funds will enter into repurchase agreements which are collateralized by U.S. Government obligations or other liquid high-grade debt obligations. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

     Lending Portfolio Securities. Each Fund may, from time to time, lend securities on a short-term basis (for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed without shareholder approval, that such loans will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending affords a Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. A Fund may pay reasonable fees in connection with arranging such loans.

     Borrowing and Pledging. Each Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of a Fund's total assets). Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and increases the possibility of fluctuation in a Fund's net asset value. This is known as leverage. A Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is each Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

     Portfolio Turnover. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, each Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

HOW TO PURCHASE SHARES

     Your initial investment in either Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). The Trust may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Direct purchase orders received by the Trust's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

     INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in either Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio
45201-5354. Checks should be made payable to the "Equity Fund" or the "Short/Intermediate Term Fixed-Income Fund," whichever is applicable. An account application is included in this Prospectus.

     The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

     The Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

     If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

     INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free
800-320-2212; in Cincinnati call 629- 2070) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

     Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice.

     ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the applicable Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the account name and number to permit proper crediting. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

HOW TO REDEEM SHARES

     You may redeem shares of either Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

     BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070). The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

     Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

     Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

     BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

     Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

     BY CHECK (FIXED-INCOME FUND ONLY). You may establish a special checking account with the Fixed-Income Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

     When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

     If the amount of a check is greater than the value of the shares held in your account, the check will be returned. You should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by you.

     The Transfer Agent will charge you $.50 per check. This charge is imposed at the time you order checks; there is no additional charge at the time a redemption check is processed. The Transfer Agent will charge you its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent

     You should be aware that writing a check will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax.

     THROUGH BROKER-DEALERS. You may also redeem shares of either Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

     ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee by the Funds' Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

     At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Funds may make payment for shares redeemed in portfolio securities of the Funds taken at current value.

SHAREHOLDER SERVICES

     Contact the Transfer Agent (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------

     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

     Tax-Deferred Retirement Plans
     -----------------------------

     Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:


     --   Keogh Plans for self-employed individuals
     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs
     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

     Direct Deposit Plans
     --------------------

     Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Funds.

     Automatic Investment Plan
     -------------------------

     You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

EXCHANGE PRIVILEGE

     Shares of the Funds may be exchanged for each other at net asset value. Shares of either Fund may also be exchanged for the following money market funds:

     Short Term Government Income Fund (a series of Countrywide Investment Trust) -- invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income consistent with protection of capital.

     Tax-Free Money Fund (a series of Countrywide Tax-Free Trust) -- invests in high quality, short-term municipal obligations and seeks the highest level of interest income that is exempt from federal income tax, consistent with protection of capital.

Shares of the Short Term Government Income Fund and the Tax-Free Money Fund acquired via exchange may be reexchanged for shares of either Fund at net asset value.

     You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

     Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to you. Before making an exchange for shares of the Short Term Government Income Fund or the Tax-Free Money Fund, contact the Transfer Agent to obtain a current prospectus and more information about exchanges among the funds.

DIVIDENDS AND DISTRIBUTIONS

     The Equity Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. All of the net investment income of the Fixed-Income Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly.

     Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions are paid according to one of the following options:

     Share Option -   income   distributions  and  capital  gains  distributions
                      reinvested in additional shares.

     Income Option -  income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash;   long-term  capital  gains
                      distributions reinvested in additional shares.

     Cash Option  -   income  distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

     Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Equity Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Since the investment income of the Fixed-Income Fund is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

     Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets.

     Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of another fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

     The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Funds' distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions.

OPERATION OF THE FUNDS

     The Funds are diversified series of Brundage, Story and Rose Investment Trust, an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

     The Trust retains Brundage, Story and Rose LLC, One Broadway, New York, New York 10004 (the "Adviser"), to manage the Funds' investments. The Adviser is an independent investment counsel firm that has advised individual and institutional clients since 1932. The Equity Fund and the Fixed-Income Fund pay the Adviser a fee at the annual rate of .65% and .50%, respectively, of the average value of their daily net assets.

     Gregory E. Ratte', a principal of the Adviser, is primarily responsible for managing the portfolio of the Equity Fund. Mr. Ratte' has been employed by the Adviser since 1989 and has been managing the Equity Fund's portfolio since November 1994. H. Dean Benner, a principal of the Adviser, is primarily responsible for managing the portfolio of the Fixed-Income Fund. Mr. Benner has been employed by the Adviser since 1990 and has been managing the Fixed-Income Fund's portfolio since January 1991.

     CW Fund Distributors, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Underwriter"), serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. The Underwriter is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted a plan of distribution (the "Plan") under which the Funds may directly incur or reimburse the Adviser for expenses related to the sale and distribution of their shares, including payments to securities dealers and others who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' shares.

     The annual limitation for payment of expenses pursuant to the Plan is .25% of each Fund's average daily net assets. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In the event the Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

CALCULATION OF SHARE PRICE

     On each day that the Trust is open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

     U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request.

                                   EQUITY FUND
                                   -----------

                                                                Per Share Data for a Share Outstanding Throughout Each Year
---------------------------------------------------------------------------------------------------------------------------
                                                                               Years Ended November 30,
                                                           ----------------------------------------------------------------
                                                             1998          1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..................    $  19.40      $  17.18      $  14.91      $  12.43      $  12.70
                                                           --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ..............................        0.04          0.06          0.06          0.07          0.06
   Net realized and unrealized
       gains on investments ...........................        2.01          3.65          2.97          3.02          0.11
                                                           --------      --------      --------      --------      --------
Total from investment operations ......................        2.05          3.71          3.03          3.09          0.17
                                                           --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ...............       (0.04)        (0.06)        (0.07)        (0.06)        (0.06)
   Distributions from net realized gains ..............       (1.94)        (1.43)        (0.69)        (0.55)        (0.38)
                                                           --------      --------      --------      --------      --------
Total distributions ...................................       (1.98)        (1.49)        (0.76)        (0.61)        (0.44)
                                                           --------      --------      --------      --------      --------

Net asset value at end of year ........................    $  19.47      $  19.40      $  17.18      $  14.91      $  12.43
                                                           ========      ========      ========      ========      ========

Total return ..........................................      11.96%        23.98%        21.27%        26.08%         1.35%
                                                           ========      ========      ========      ========      ========

Net assets at end of year (000's) .....................    $ 40,687      $ 35,343      $ 27,540      $ 24,191      $ 18,821
                                                           ========      ========      ========      ========      ========

Ratio of net expenses to average net assets ...........       1.15%         1.19%         1.30%         1.45%         1.50%

Ratio of net investment income to average net assets ..       0.24%         0.34%         0.42%         0.52%         0.51%

Portfolio turnover rate ...............................         50%           49%           44%           42%           44%
---------------------------------------------------------------------------------------------------------------------------

                                FIXED-INCOME FUND
                                -----------------

                                                                Per Share Data for a Share Outstanding Throughout Each Year
---------------------------------------------------------------------------------------------------------------------------
                                                                               Years Ended November 30,
                                                           ----------------------------------------------------------------
                                                             1998          1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..................    $  10.69      $  10.69      $  10.73      $   9.94      $  10.77
                                                           --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ..............................        0.60          0.62          0.62          0.64          0.59
   Net realized and unrealized
       gains (losses) on investments ..................        0.27            --         (0.04)         0.79         (0.79)
                                                           --------      --------      --------      --------      --------
   Total from investment operations ...................        0.87          0.62          0.58          1.43         (0.20)
                                                           --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ...............       (0.60)        (0.62)        (0.62)        (0.64)        (0.59)
   Distributions from net realized gains ..............          --            --            --            --         (0.04)
                                                           --------      --------      --------      --------      --------
Total distributions ...................................       (0.60)        (0.62)        (0.62)        (0.64)        (0.63)
                                                           --------      --------      --------      --------      --------

Net asset value at end of year ........................    $  10.96      $  10.69      $  10.69      $  10.73      $   9.94
                                                           ========      ========      ========      ========      ========

Total return ..........................................       8.39%         6.03%         5.65%        14.84%        (1.98%)
                                                           ========      ========      ========      ========      ========

Net assets at end of year (000's) .....................    $ 39,236      $ 36,653      $ 33,377      $ 35,272      $ 35,390
                                                           ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(A) ........       0.65%         0.65%         0.65%         0.60%         0.50%

Ratio of net investment income to average net assets ..       5.58%         5.88%         5.90%         6.21%         5.67%

Portfolio turnover rate ...............................         90%           46%           40%           39%           57%
---------------------------------------------------------------------------------------------------------------------------

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.04%, 1.07%, 1.09%, 1.09% and 1.06% for the years ended November 30, 1998, 1997, 1996, 1995 and
     1994, respectively.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Malcolm D. Clarke, Jr.
Francis S. Branin, Jr.
Cheryl L. Grandfield
Antoinette Geyelin Hoar
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith
Charles G. Watson

INVESTMENT ADVISER
BRUNDAGE, STORY AND ROSE LLC
One Broadway
New York, New York 10004

UNDERWRITER
CW FUND DISTRIBUTORS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-320-2212
Cincinnati: 513-629-2070

Rate Line
---------
Nationwide: (Toll-Free) 800-852-4052

Additional information about the Funds is included in the Statement of Additional Information ("SAI") and which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-320-2212 (Nationwide) or 629-2070 (in Cincinnati).

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-6185

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
                    -----------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                 March 31, 1999

                      Brundage, Story and Rose Equity Fund
       Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Brundage, Story and Rose Investment Trust dated March 31, 1999. A copy of the Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202- 4094, or by calling the Trust nationwide toll-free 800-320-2212, in Cincinnati 629-2070.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                    Brundage, Story and Rose Investment Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE

THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................4

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS.......................22

INVESTMENT LIMITATIONS........................................................24

TRUSTEES AND OFFICERS.........................................................27

THE INVESTMENT ADVISER........................................................29

DISTRIBUTION PLAN.............................................................31

THE UNDERWRITER...............................................................32

SECURITIES TRANSACTIONS.......................................................33

PORTFOLIO TURNOVER............................................................35

CALCULATION OF SHARE PRICE....................................................35

TAXES.........................................................................36

REDEMPTION IN KIND............................................................37

HISTORICAL PERFORMANCE INFORMATION............................................37

PRINCIPAL SECURITY HOLDERS....................................................40

CUSTODIAN.....................................................................40

AUDITORS......................................................................41

COUNTRYWIDE FUND SERVICES, INC................................................41

ANNUAL REPORT.................................................................42

THE TRUST
---------

     Brundage, Story and Rose Investment Trust (the "Trust"), an open-end management investment company, was organized as an Ohio business trust on October 3, 1990. The Trust currently offers two series of shares to investors, the Brundage, Story and Rose Equity Fund (formerly the Brundage, Story and Rose Growth & Income Fund) and the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund is a diversified series and has its own investment objective and policies.

     Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Investment Policies and Risk Considerations") appears below:

     Majority. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of either Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated in one of the three highest categories by either Moody's Investors Service, Inc. (Prime-1, Prime-2 or Prime-3) or Standard & Poor's Ratings Group (A-1, A-2 or A-3), or which, in the opinion of the Adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3. Commercial paper rated A (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

     Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

     Mortgage-Backed and Asset-Backed Securities. The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments of the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will. The coupon rates of mortgage-backed securities are lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1%. When prevailing interest rates increase, the value of the mortgage-backed securities may decrease, as do other non-redeemable debt securities. However, when interest rates decline, the value of mortgage-backed securities may not rise on a comparable basis with other non-redeemable debt securities.

     Mortgage-backed securities include certificates issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. The Federal National Mortgage Association ("FNMA") is a government sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of FNMA only. They are not backed by the full faith and credit of the U.S. Treasury but the U.S. Treasury may extend credit to FNMA through discretionary purchases of its securities. The average life of the mortgages backing newly issued FNMA Certificates is approximately 10 years. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government whose stock is owned by the Federal Home Loan Banks. Certificates issued by FHLMC represent interests in mortgages from its portfolio. FHLMC guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and FHLMC does not have authority to borrow from the U.S. Treasury. The average life of the mortgages backing newly issued FHLMC Certificates is approximately 10 years. The Government National Mortgage Association ("GNMA") Certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The guarantee of payments under GNMA Certificates is backed by the full faith and credit of the United States. The average life of the mortgages backing newly issued GNMA Certificates is approximately 12 years.

     The Short/Intermediate Term Fixed-Income Fund may also purchase mortgage-backed securities issued by financial institutions, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. The most common structure of a CMO contains four classes of securities; the first three pay interest at their stated rates beginning with the issue date, the final one is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage banks, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Adviser determines that the securities meet the Fund's quality standards. The Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid. The
Adviser will, consistent with the Fund's investment objectives, policies, and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

     The Short/Intermediate Term Fixed-Income Fund may also purchase other asset-backed securities (unrelated to mortgage loans) such as Certificates for Automobile ReceivablesSM ("CARS"SM) and Credit Card Receivable Securities. CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed-through" monthly to certificate holders, and are guaranteed up to certain amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage, or loss of the vehicles securing the contracts, or other factors. Credit Card Receivable Securities are backed by receivables from revolving credit card agreements.

Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are automobile contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying Accounts and the non-occurrence of specified events. The Internal Revenue Code of 1986, which phased out the deduction for consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, shortening the expected weighted average life of the related security, and reducing its yield. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on the weighted average life and yield. Credit card holders are entitled to the protection of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

     When-Issued Securities and Securities Purchased On a To-Be-Announced Basis. The Short/Intermediate Term Fixed-Income Fund may purchase debt securities on a "when-issued" or "to-be-announced" basis. The Fund will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash, U.S. Government obligations or other liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

     Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal

Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     Loans of Portfolio Securities. Each Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     Interest Rate Futures Contracts. Interest rate futures contracts ("futures" or "futures contracts") may be used as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Short/ Intermediate Term Fixed-Income Fund. In this regard, the Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile

Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Although techniques other than sale and purchase of futures contracts could be used for these purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

     The Fund will not enter into a futures  contract  if, as a result  thereof,
(i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts. In instances involving the purchase of futures contracts by the Fund, an amount of cash, U.S. Government obligations or other liquid securities, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts is unleveraged.

     As an alternative to bona fide hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (a) cash set aside in an identifiable manner or short-term U.S. Government obligations or other U.S. dollar-denominated high-grade short-term debt securities segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and
(c) accrued profits on the particular futures contract or option thereon. In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with the Custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government obligations, suitable money market instruments or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

     Although futures contracts typically require actual future delivery of and payment for financial instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract. As an example of an offsetting transaction in which the financial instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

     The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

     The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchange or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of securities which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged. Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against decline in the securities on which the futures are written might advance and the value of securities held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund's portfolio will tend to move in the same direction as the securities underlying the futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting securities held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those securities that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell securities at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying security due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

     Generally, the Fund is required, for federal income tax purposes, to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss recognized with respect to a futures contract will generally be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Futures contracts which are intended to hedge against a change in the value of securities may be classified as "mixed straddles," in which case the recognition of losses may be deferred to a later year. In addition, sales of such futures contracts on securities may affect the holding period of the hedged security and, consequently, the nature of the gain or loss on such security on disposition. In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities.

     The Fund will distribute to shareholders annually any net gains which have been recognized for federal income tax purposes from futures transactions
(including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of ordinary income or capital gains realized on the Fund's other investments. Shareholders will be advised of the nature of the payments.

     Covered Call and Put Options. The Short/Intermediate Term Fixed-Income Fund may write (sell) "covered" call options and purchase covered put options, and purchase call and write put options to close out options previously entered into by the Fund. The purpose of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Although additional revenue may be generated through the use of covered call options, the Adviser does not consider the additional revenues which may be generated as the primary reason for writing covered call options.

     A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporation and of the Exchanges. A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund will only write covered call options and purchase covered put options. This means that the Fund will only write a call option or purchase a put option on a security which the Fund already owns. The Fund will not write call options on when-issued securities. The Fund will not write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Fund's net assets.

     Portfolio securities on which put options will be purchased and call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be maintained in a segregated account with the Fund's custodian. The Fund does not consider a security covered by a call or put option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or which the Fund will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the regular session of trading on the New York Stock Exchange) or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the regular session of trading on the New York Stock Exchange) or, in the absence of such sale, the latest bid price. The assets will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     The Fund will only purchase a call option to close out a covered call option it has written. The Fund will only write a put option to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold. When the Fund writes a covered call option, or purchases a put option, it runs the risk of not being able to participate in the appreciation of the underlying security above the exercise price, as well as the risk of being required to hold onto securities that are depreciating in value. The Fund will pay transaction costs in connection with the writing or purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     Options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to the Clearing Corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such a sale might be advantageous. The Staff of the Securities and Exchange Commission has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on investments in illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

     Certain option transactions have special tax results for the Fund. Listed non-equity options will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the option. In addition, losses on purchased puts and written covered calls, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold. The holding period of the securities covering these options will be deemed not to begin until the option is terminated. Losses on written covered calls and purchased puts on securities may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

     Foreign Securities. Subject to each Fund's investment policies and quality and maturity standards, the Funds may invest in the securities (payable in U.S. dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The Equity Fund may also invest up to 10% of its net assets in non-U.S. dollar-denominated securities principally traded in financial markets outside the United States. Because the Funds may invest in foreign securities, investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Equity Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     The limitations applicable to each Fund are:

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets.

     2.   PLEDGING.  The Fund will not mortgage,  pledge,  hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3.   MARGIN  PURCHASES.  The  Fund  will not  purchase  any  securities  on

"margin" (except such short-term credits as are necessary for the clearance of transactions). The deposit of funds in connection with transactions in options, futures contracts, and options on such contracts will not be considered a purchase on "margin."

     4. SHORT SALES. The Fund will not make short sales of securities other than short sales "against the box."

     5. COMMODITIES. The Fund will not purchase or sell commodities or commodities futures except that the Fund may purchase or sell financial futures contracts and related options.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     13. AMOUNT INVESTED IN ONE ISSUER. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     14. VOTING SECURITIES OF ANY ISSUER. The Fund will not purchase more than 10% of the outstanding voting securities of any issuer.

     15. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     16. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

     17. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust has never pledged, mortgaged or hypothecated the assets of either Fund, and the Trust presently intends to continue this policy. The Trust has never made, nor does it presently intend to make, short sales of securities "against the box." The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust for the fiscal year ended November 30, 1998. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

                                                                    COMPENSATION
NAME                           AGE       POSITION HELD               FROM TRUST
----                           ---       -------------              ------------
*Malcolm D. Clarke, Jr.         63     President/Trustee               $     0
*James G. Pepper                54     Vice President/Trustee                0
*Francis S. Branin, Jr.         52     Vice President/Trustee                0
*Cheryl L. Grandfield           47     Vice President/Trustee                0
*Charles G. Watson              67     Trustee                               0
+Jerome B. Lieber               78     Trustee                           5,400
+Antoinette Geyelin Hoar        49     Trustee                           5,400
+William M.R. Mapel             67     Trustee                           5,400
+Crosby R. Smith                63     Trustee                           5,400
Robert G. Dorsey                42     Vice President                        0
John F. Splain                  42     Secretary                             0
Mark J. Seger                   37     Treasurer                             0
Eric P. Spiegel                 47     Assistant Treasurer                   0

* Messrs. Clarke, Pepper and Branin and Miss Grandfield, as principals of Brundage, Story and Rose LLC, the Trust's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Watson, as a retired former principal of Brundage, Story and Rose LLC, is also an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

     The principal occupations of the remaining Trustees and executive officers of the Trust during the past five years are set forth below:

     JEROME B. LIEBER, 40th Floor, One Oxford Centre, Pittsburgh, Pennsylvania, is Senior Counsel with Klett Lieber Rooney & Schloring, Attorneys at Law. He is also Secretary and a director of Decorator Industries, Inc. (a manufacturer of draperies and bedspreads).

     ANTOINETTE GEYELIN HOAR, 16 East 96th Street, New York, New York, is Vice President of Bankers Trust Company.

     WILLIAM M. R. MAPEL, 18 Stephanie Lane, Darien, Connecticut, is a director of Churchill Capital Partners (investments), Galey & Lord (textiles) and NSC Corporation (environmental services).

     CROSBY R. SMITH, 1330 Avenue of the Americas, 27th Floor, New York, New York, is Chairman of Keswick Management Inc., a financial management firm. He is President and a director of The Dillon Fund (a private foundation) and a trustee of the Clarence & Anne Dillon Dunwalke Trust (a charitable trust). He is also a general partner of New England Land Associates (timberland owner) and a director of Bedminster Bio Conversion Corp. (composting and waste disposal).

     ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio is President and Treasurer of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. and First Vice President and Treasurer of Countrywide Financial Services, Inc. and Countrywide Investments, Inc. He is also Vice President of Countrywide Tax-Free Trust, Countrywide Strategic Trust, Countrywide Investment Trust, Markman MultiFund Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., The Dean Family of Funds, The New York State Opportunity Funds, the Wells Family of Real Estate Funds, the Lake Shore Family of Funds, Boyar Value Fund, Inc., Profit Funds Investment Trust, Atalanta/ Sosnoff Investment Trust, UC Investment Trust and The Winter Harbor Fund and Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the Westport Funds, Albemarle Investment Trust, The James Advantage Funds and The Bjurman Funds, all of which are registered investment companies.

     JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is First Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Tax-Free Trust, Countrywide Strategic Trust, Countrywide Investment Trust, Williamsburg

Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., the Lake Shore Family of Funds, the Wells Family of Real Estate Funds, Boyar Value Fund, Inc., Profit Funds Investment Trust and The Winter Harbor Fund and Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the New York State Opportunity Funds, the Dean Family of Funds, the Westport Funds, Atalanta/Sosnoff Investment Trust, Albemarle Investment Trust, The James Advantage Funds, The Bjurman Funds and UC Investment Trust.

     MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is First Vice President and Chief Operating Officer of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. He is also Treasurer of Countrywide Tax-Free Trust, Countrywide Strategic Trust, Countrywide Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., the New York State Opportunity Funds, the Dean Family of Funds, the Wells Family of Real Estate Funds, Profit Funds Investment Trust, the Lake Shore Family of Funds, Albemarle Investment Trust, Atalanta/Sosnoff Investment Trust, UC Investment Trust and The Winter Harbor Fund and Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the Westport Funds, Boyar Value Fund, Inc., The James Advantage Funds and The Bjurman Funds.

     ERIC P. SPIEGEL, One Broadway, New York, New York, is the Comptroller of Brundage, Story and Rose LLC.

THE INVESTMENT ADVISER
----------------------

     Brundage, Story and Rose LLC (the "Adviser"), One Broadway, New York, New York 10004, is the Trust's investment manager. Messrs. Clarke, Pepper and Branin and Miss Grandfield, as principals of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the investment advisory agreement between the Trust and the Adviser, the Adviser manages the Funds' investments. The Equity Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets. The Short/Intermediate Term Fixed-Income Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets.

     For the fiscal years ended November 30, 1998, 1997 and 1996, the Equity Fund paid advisory fees of $251,720, $204,053 and $164,902, respectively. For the fiscal years ended November 30, 1998, 1997 and 1996, the Short/Intermediate Term Fixed-Income Fund accrued advisory fees of $190,291, $167,570 and $162,321, respectively; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $146,587, $140,249 and $145,018 of such fees for the fiscal years ended November 30, 1998, 1997 and 1996, respectively.

     The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plan of distribution (see below) and has agreed to reimburse the Underwriter for any expenses incurred by it in the performance of its obligations under the Underwriting Agreement with the Trust. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, principal or employee of the Adviser are paid by the Adviser.

     By its terms, the Trust's investment advisory agreement will remain in force until December 31, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     The name "Brundage, Story and Rose" is a property right of the Adviser. The Adviser may use the name "Brundage, Story and Rose" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Brundage, Story and Rose" if the Adviser ceases to be employed as the Trust's investment manager.

DISTRIBUTION PLAN
-----------------

     As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of each Fund. Unreimbursed expenses will not be carried over from year to year.

     For the fiscal year ended November 30, 1998, the aggregate expenditures of the Equity Fund and the Short/Intermediate Term Fixed-Income Fund under the Plan were $500 and $471, respectively, which was spent for the preparation of prospectuses and reports for prospective shareholders.

     Agreements implementing the Plan (the "Implementation Agreements"), including an agreement with the Adviser wherein the Adviser agrees to adhere to the terms of the Plan and agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

     The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund. In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the

Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     As principals of the Adviser, Messrs. Clarke, Pepper and Branin and Miss Grandfield may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

THE UNDERWRITER
---------------

     CW Fund Distributors, Inc. (the "Underwriter") is the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

     The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plan" above.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended November 30, 1998, 1997 and 1996, the Equity Fund paid brokerage commissions of $38,868, $25,162 and $20,833, respectively.

     Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Short/Intermediate Term Fixed-Income Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads. No brokerage commissions were paid by the Short/Intermediate Term Fixed-Income Fund during the last three fiscal years.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion. During the fiscal year ended November 30, 1998, the amount of brokerage transactions and related commissions for the Equity Fund directed to brokers due to research services provided were $8,707,016 and $8,700, respectively.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis. The Adviser will prepare, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. If the aggregated order is filled in its entirety, it shall be allocated among the accounts in accordance with the Allocation Statement; if the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the Allocation Statement if all accounts of clients whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer no later than one hour after the opening of the markets on the trading day following the day on which the order is executed.

     As of November 30, 1998, the Short/Intermediate Term Fixed-Income Fund held securities of the following of the Trust's regular broker-dealers or their parents: Salomon Smith Barney Holdings, Inc. (the market value of which was $1,024,717 as of November 30, 1998); and Lehman Brothers, Inc. (the market value of which was $995,456 as of November 30, 1998).

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all access persons of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that access persons of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no access person may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the access person is being considered for imminent purchase or sale, by the Funds. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel for the Fund within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Adviser anticipates that the portfolio turnover rate for each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended November 30, 1998 and 1997, the Equity Fund's portfolio turnover rate was 50% and 49%, respectively, and the Short/Intermediate Term Fixed-Income Fund's portfolio turnover rate was 90% and 46%, respectively. The Short/Intermediate Term Fixed-Income Fund's increased portfolio turnover rate was due in part to the increased volatility of the fixed income market during 1998.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in either Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on November 30 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:

P =    a hypothetical initial payment of $1,000
T =    average annual total return
n =    number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Funds for the periods ended December 31, 1998 are as follows:

Equity Fund
-----------
1 year                                          13.27%
5 years                                         16.82%
Since inception (January 2, 1991)               14.81%

Short/Intermediate Term Fixed-Income Fund
-----------------------------------------
1 year                                           7.72%
5 years                                          6.38%
Since inception (January 2, 1991)                7.48%

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The total returns of the Funds as calculated in this manner for each year since inception are as follows:

                                                            Short/Intermediate
     Year Ended                     Equity Fund           Term Fixed-Income Fund
     ----------                     -----------           ----------------------
     December 31, 1991                 22.73%                      13.22%
     December 31, 1992                  2.50%                       6.47%
     December 31, 1993                 10.26%                       8.37%
     December 31, 1994                 -0.54%                      -2.27%
     December 31, 1995                 27.22%                      15.53%
     December 31, 1996                 19.28%                       4.09%
     December 31, 1997                 27.27%                       7.63%
     December 31, 1998                 13.27%                       7.72%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rates of return of the Equity Fund for the 1 year ended November 30, 1998, the 3 years ended November 30, 1998, the 5 years ended November 30, 1998 and for the period since inception through November 30, 1998 were 11.96%, 18.96%, 16.56% and 14.45%, respectively. The average annual compounded rates of return for the Short/Intermediate Term Fixed-Income Fund for the 1 year ended November 30, 1998, the 3 years ended November 30, 1998, the 5 years ended November 30, 1998 and for the period since inception through November 30, 1998 were 8.39%, 6.68%, 6.45% and 7.51%, respectively. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

     From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of the Equity Fund and the Short/Intermediate Term Fixed-Income Fund for November 1998 were 0.31% and 5.21%, respectively.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc.("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of December 31, 1998, the Brundage, Story and Rose Profit Sharing Plan and the Brundage, Story and Rose 401(k) Plan, One Broadway, New York, New York, collectively owned of record 12.4% of the Trust's outstanding shares, including 22.6% of the outstanding shares of the Equity Fund and 6.1% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund. As of December 31, 1998, JM Family Enterprises Inc., Agreement of Trust dtd 6/12/90, 100 NW 12th Avenue, Deerfield Beach, Florida 33442, owned of record 5.6% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund; Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 14.5% of the Trust's outstanding shares, including 7.0% of the outstanding shares of the Equity Fund and 19.1% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund; and Charles G. Watson, 566 Weed Street, New Canaan, Connecticut 06840, owned of record 5.2% of the outstanding shares of the Equity Fund.

     As of December 31, 1998, the Trustees and officers of the Trust as a group owned of record or beneficially 19.3% of the Trust's outstanding shares, including 29.3% of the outstanding shares of the Equity Fund and 13.1% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund.

CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for each Fund's investments. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of Arthur Andersen LLP has been selected as independent public accountants for the Trust for the fiscal year ending November 30, 1999. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

COUNTRYWIDE FUND SERVICES, INC.
-------------------------------

     The Trust's transfer agent, Countrywide Fund Services, Inc. ("Countrywide"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Countrywide is an affiliate of the Underwriter by reason of common ownership. Countrywide receives for its services as transfer agent a fee payable monthly at an annual rate of $15 per account from the Equity Fund and $19.50 per account from the Short/Intermediate Term Fixed-Income Fund, provided, however, that the minimum fee is $1,200 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Countrywide also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Countrywide to perform its duties, the Funds pay Countrywide a fee in accordance with the following schedule:

                                                    Monthly Fee
                                     ------------------------------------------
                                                                   Short/
                                                                   Intermediate
                                     Equity                        Term Fixed-
  Asset Size of Fund                 Fund                          Income Fund
  ------------------                 ------                        ------------
    0 - $ 50,000,000                 $2,700                           $3,000
   50 -  100,000,000                  3,200                            3,500
  100 -  150,000,000                  3,700                            4,000
  150 -  200,000,000                  4,200                            4,500
  200 -  250,000,000                  4,700                            5,000
  Over   250,000,000                  5,500                            6,000

In addition, each Fund pays all costs of external pricing services.

     In addition, Countrywide is retained to provide administrative services to the Funds. In this capacity, Countrywide supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Countrywide supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Countrywide a fee at the annual rate of
 .2% of the average value of its daily net assets up to $50,000,000, .175% of such assets from $50,000,000 to $100,000,000 and .15% of such assets in excess of $100,000,000; provided, however, that the minimum fee is $1,000 per month for each Fund.

ANNUAL REPORT
-------------

     The Funds' financial statements as of November 30, 1998 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                                                                       Brundage,
                                                                  Story and Rose
                                                                Investment Trust

                                                  ------------------------------
                                                                   Annual Report
                                                  ------------------------------
                                                               November 30, 1998
                                                  ------------------------------

                                                  ------------------------------
                                                         Short/Intermediate Term
                                                  ------------------------------
                                                               Fixed-Income Fund
                                                  ------------------------------
                                                                     Equity Fund
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

                                            [LOGO] BRUNDAGE
                                                   STORY & ROSE
                                                   Investment Counsel Since 1932

Letter To Shareholders                                           January 8, 1999
--------------------------------------------------------------------------------
ECONOMIC & FINANCIAL MARKETS OUTLOOK

A year ago the Standard & Poor's 500 Index appreciated over 20% for the third consecutive year. We doubted, in light of serious economic problems in many areas of the world, that we could expect to enjoy a fourth consecutive year of extraordinarily high returns. However, for the fiscal year ended November 30, 1998, the S&P 500 was up 23.7%, and for the calendar year it chalked up a total rate of return of 28.6% -- a remarkable event considering that the stocks that dominate this index were very generously valued at the beginning of 1998.

Although the year was a most rewarding one, the path had many twists and turns and at times was treacherous. Late in July the index had risen to an all-time high, up about 21% for the year. By early October it was actually down. On one day, August 31st, 1,183 stocks on the New York Stock Exchange reached 52-week lows, and the 300 largest U.S. companies had declined on average a stunning 42% from their recent highs. The damage to Latin American, Japanese and South Asian equities was substantially greater. When we look at the financial and economic crises in those parts of the world and in other places, such as Russia, it is easy to understand why our U.S. stock market declined in the face of so many problems and uncertainties. Early repercussions included a severely worsening trade deficit, disappointing corporate profitability and numerous big write-offs in the banking sector -- with perhaps more serious woes to come.

What is less easy to understand is why, in the face of these problems and numerous others -- gradually escalating tensions in the oil-rich Middle East, escalating belligerency towards its neighbors by North Korea and a soap opera in Washington, D.C. to name a few -- investor enthusiasm returned quickly to the equity markets. Although it seems entirely implausible, it appears that a modest gesture of accommodation on the part of the Federal Reserve was catalyst enough. In scarcely more than a few weeks, the law of supply and demand drove many liquid large capitalization stock market favorites to new all-time highs -- taking the Standard & Poor's 500 Index with them. It should be noted, however, that most popular benchmarks are market capitalization weighted; the S&P 500 on an unweighted basis achieved a calendar 1998 return of only about 7%. We discuss this two-tier phenomenon in more detail in our review of the Equity Fund.

As we look forward into 1999, the fundamental factors which struck us a year ago as being important have changed very little. The outlook for Japan and Asia is perhaps a bit better than was the case a year ago, but there are no reassuring signs that a meaningful improvement in their economies is yet underway. We should remember that, although Southeast Asia, including China, represents a small percentage of world economic activity, it has accounted for more than half of the world's economic growth over recent years. Thus, this part of the world is of vital importance to the profitability not only of multinational companies but also of just about all businesses which compete with companies in this area. In short, "Asian flu" is still a concern as is the observation that Latin America seems to be sneezing pretty often of late.

Most worrisome, however, is the accelerating mania in the information technology area, particularly in companies associated with the Internet. We have exceeded the point where one can say simply that valuations are much too high; we have long since entered the area where valuations have nothing whatsoever to do with equity prices. It is said that "stocks are the only goods that are less attractive the cheaper they get" and perhaps at times the opposite is true: Ever higher valuations make stocks even more attractive and impel even higher prices. The problem is, of course, that all "bubbles" or "manias" inevitably come to an end. Thus, although the average company appears reasonably valued at the present time, the excessive speculation in a few areas has carried so far that we are concerned that the eventual denouement might send shivers through the entire structure of the equity markets.

EQUITY FUND

Had we been asked at the end of August 1998, when large-cap stocks (as measured by the S&P 500 Index) were almost 20% below their highs for the year and small-cap stocks (as measured by the Russell 2000 Index) were down 22% year-to-date and 29% below their highs, if a 12% return for our fiscal year would have been satisfactory, our answer would have been a resounding yes. Nonetheless, in a tribute both to how much our own and the market's expectations have become inflated, and to the resiliency of large capitalization stocks sporting valuations unheard of in more than 100 years of public market history, we find ourselves disappointed. This in spite of the fact that from the market lows at the end of August, your Fund was up 17%, more than recovering from the loss it incurred in the global market meltdown of late summer.

Essentially, our disappointment is borne out of frustration that, despite having a portfolio of companies that is qualitatively superior to the market and quantitatively less expensive (as measured by the S&P 500 Index and depicted in the chart below), we nonetheless lagged that particular performance benchmark. Essentially, our disciplined approach has prevented us from owning enough of today's large capitalization "one decision stocks" to keep up with the S&P 500 Index which is dominated by those companies.

--------------------------------------------------------------------------------
                                             Equity          S&P
                                              Fund           500
--------------------------------------------------------------------------------
5-Year Historical Earnings Growth             16.0%         12.0%
5-Year Sales Growth                           20.0%          5.0%
Consensus Future Earnings Growth              15.0%          6.0%
1999 Est. P/E Ratio                           21.1X         24.5X
Price to Book Ratio                            3.6X          4.3X
Market Capitalization(Million)              $41,878       $79,600
--------------------------------------------------------------------------------

This is not to say that we do not find some of those "household names" attractive; we do. In fact, during the last fiscal year, performance in your Fund benefited from your ownership of Microsoft, Intel, COMPAQ and Applied Materials in technology, Schering-Plough, American Home Products and Abbott Laboratories in health care and American International Group, Fannie Mae and American Express in financial services. However, our discipline of investing capital productively in an economic sense as a means of earning stock market returns has led us also to a number of high quality mid-sized companies which, despite generally good underlying fundamentals, have not participated fully in the market's recent advance.

As a result, while we significantly outperformed the Russell 2000 return of -6.3% for the twelve months ended November 1998, we lagged the large-cap benchmarks as represented by the S&P 500 and, to a lesser extent, the Dow Jones Industrial Average. Relative to other equity mutual funds, we trailed modestly the pure growth fund average return of 14.3%, but substantially outperformed the 8.0% general equity fund average. (Source: Lipper Analytical)

In terms of our positioning for the future as we look out into 1999, our crystal ball is as cloudy as it has ever been. Our discipline tells us to shun the very companies which, because of their strengths, exemplify our definition of good long-term investments. Why? Simply put, from the standpoint of economic valuation, at the prices they currently command in the stock market, their underlying businesses cannot possibly generate real rates of return that are attractive on either an absolute or a relative basis. Yet, that said, we are the first to acknowledge that until this "Nifty-Fifty mania" ends, those are precisely the stocks that will continue to lead the market. Given this uncomfortable reality, our approach will stay the same. We will maintain our positions in a few of the strongest of these large and very expensive companies, as long as valuations stay within some semblance of reality, confident that after this mania ends they will earn their way out of any decline from today's over-exuberance. Meanwhile, we will focus our efforts most intensively on those more attractively valued mid-sized enterprises which should prove to be good investments in their own rights, without reliance upon investors' continued uncritical enthusiasm for the stock market.

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND

Interest rates fell significantly across the yield curve during the fiscal year ended November 30, 1998 as the Federal Reserve adopted a more accommodating posture. U.S. Treasury bills, notes and bond rates declined by 70 to 130 basis points, translating into substantial price gains for medium-term and longer-term issues.

Treasuries appreciated in price during the fiscal year more than did comparable maturity corporate and mortgage-backed issues. The total rate of return (interest coupon plus/minus price change) of Treasury issues with 1-5 year maturities was 8.21% during the fiscal year.

Corporate bond price changes, while positive, were held back due primarily to concerns about what effect the weakness in Asia and Latin America would have on corporate earnings. Lower rated non-investment grade bonds experienced price declines in excess of 4% during the year. The one-to-five year investment grade corporate bond total return during the year was 8.04%.

Mortgage-backed security (MBS) issues with 3to5 year average lives produced total rates of return of 6.75% during the fiscal year. These issues were negatively impacted by increasing prepayments from underlying mortgage pools forcing MBS investors to reinvest cash flows at progressively lower yields as interest rates declined during the fiscal year.

Your Fund's total rate of return for the fiscal year was 8.39% as compared with money market alternatives such as three-month Treasury bills which provided a 5.62% return and the 8.73% return of the Merrill Lynch 3-Year Treasury Index. The Fund achieved these results despite corporate and MBS holdings which were maintained at approximately 75% of portfolio assets during the year.
Mortgage-backed holdings, cut back by 10 percentage points in portfolio weighting in 1997, were trimmed further in 1998 to the current 20% in favor of corporate issues. The yield on the Fund at fiscal year-end was 5.21% which compared favorably to money market rates of approximately 4.75% and 2-to-5 year Treasury yields of 4.50%.

Competitive portfolio returns relative to strong Treasury issue performance resulted from good issue selection on the part of our specialist managers in the corporate, MBS and asset-backed sectors. Individual issue evaluation as opposed to interest rate forecasting continues to be our emphasis. Our current strategy includes increasing our weightings in the now attractive MBS sector.

SUMMARY

We expect that inflation rates will remain low and that the deceleration of corporate profits within a highly competitive and slowly growing economy will continue throughout the year. If we are right, the environment for fixed-income securities should continue to be good although this is already reflected in the low level of bond yields. Our outlook for equities is cautious -- as it was a year ago-- but we continue to feel that there are many good values available, especially among smaller and mid-sized companies, and that longterm investors should focus upon those areas in preference to highly popular and excessively valued "Mega-Cap" companies at the present time.

Sincerely yours,

/s/ Malcolm D. Clarke, Jr.

Malcolm D. Clarke, Jr.
President

   Comparison of the Change in Value of a $10,000 Investment in the Brundage, Story and Rose Equity Fund and the Standard & Poor's 500 Index

                    ----------------------------------------
                           Brundage, Story and Rose
                                  Equity Fund
                         Average Annual Total Returns

                    1 Year     5 Years     Since Inception*
                    11.96%      16.56%          14.45%
                    ----------------------------------------
            Past performance is not predictive of future performance.

                      Brundage, Story
                         and Rose           Standard & Poor's
                        Equity Fund             500 Index
 1/91                     10,000                 10,000
 3/91                     11,100                 11,453
 6/91                     10,736                 11,427
 9/91                     11,280                 12,038
12/91                     12,273                 13,047
 3/92                     11,890                 12,717
 6/92                     11,802                 12,958
 9/92                     12,371                 13,367
12/92                     12,579                 14,039
 3/93                     12,875                 14,651
 6/93                     12,907                 14,721
 9/93                     13,385                 15,101
12/93                     13,870                 15,452
 3/94                     13,148                 14,866
 6/94                     13,156                 14,928
 9/94                     14,103                 15,657
12/94                     13,795                 15,654
 3/95                     14,791                 17,178
 6/95                     15,543                 18,818
 9/95                     16,875                 20,314
12/95                     17,551                 21,537
 3/96                     17,916                 22,693
 6/96                     18,920                 23,711
 9/96                     19,188                 24,444
12/96                     20,934                 26,482
 3/97                     20,587                 27,192
 6/97                     24,236                 31,939
 9/97                     26,143                 34,331
12/97                     26,642                 35,317
 3/98                     29,342                 40,244
 6/98                     29,492                 41,573
 9/98                     25,818                 37,437
11/98                     29,090                 42,936

          *The public offering of shares commenced on January 2, 1991.

   Comparison of the Change in Value of a $10,000 Investment in the Brundage,
    Story and Rose Short/Intermediate Term Fixed-Income Fund and the Merrill
                           Lynch 3-Year Treasury Index

                   -----------------------------------------
                           Brundage, Story and Rose
                   Short/Intermediate Term Fixed-Income Fund
                         Average Annual Total Returns

                    1 Year     5 Years     Since Inception*
                    8.39%       6.45%            7.51%
                   -----------------------------------------
            Past performance is not predictive of future performance.

                      Brundage, Story
                         and Rose
                    Short/Intermediate       Merrill Lynch
                          Term                  3 Year
                    Fixed-Income Fund       Treasury Index
 1/91                    10,000                 10,000
 3/91                    10,158                 10,200
 6/91                    10,357                 10,384
 9/91                    10,864                 10,845
12/91                    11,322                 11,353
 3/92                    11,240                 11,223
 6/92                    11,685                 11,654
 9/92                    12,130                 12,163
12/92                    12,054                 12,105
 3/93                    12,488                 12,482
 6/93                    12,747                 12,663
 9/93                    13,007                 12,878
12/93                    13,063                 12,931
 3/94                    12,848                 12,728
 6/94                    12,751                 12,661
 9/94                    12,828                 12,759
12/94                    12,766                 12,734
 3/95                    13,366                 13,271
 6/95                    14,036                 13,837
 9/95                    14,263                 14,051
12/95                    14,749                 14,496
 3/96                    14,647                 14,423
 6/96                    14,734                 14,505
 9/96                    14,999                 14,743
12/96                    15,352                 15,060
 3/97                    15,323                 15,071
 6/97                    15,764                 15,452
 9/97                    16,178                 15,833
12/97                    16,523                 16,131
 3/98                    16,774                 16,365
 6/98                    17,107                 16,629
 9/98                    17,710                 17,392
11/98                    17,739                 17,397

          *The public offering of shares commenced on January 2, 1991.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1998
===============================================================================================================
                                                                                       Short/
                                                                                    Intermediate
                                                                                        Term
                                                                                    Fixed-Income       Equity
                                                                                        Fund            Fund
---------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At amortized cost (original cost $35,949,087 and $25,092,244, respectively) ..    $35,985,430    $25,092,244
                                                                                     ===========    ===========
   At market value (Note 2) .....................................................    $36,793,505    $37,402,044
Investments in repurchase agreements (Note 2) ...................................      2,154,000      3,939,000
Cash ............................................................................          6,928          5,501
Interest and principal paydowns receivable ......................................        391,754            520
Dividends receivable ............................................................             --         44,581
Receivable for capital shares sold ..............................................            750          6,550
Other assets ....................................................................         10,538         11,643
                                                                                     -----------    -----------
   TOTAL ASSETS .................................................................     39,357,475     41,409,839
                                                                                     -----------    -----------
LIABILITIES
Dividends payable ...............................................................         28,827             --
Payable for capital shares redeemed .............................................         56,819         63,001
Payable for securities purchased ................................................             --        612,313
Payable to affiliates (Note 4) ..................................................         14,031         32,058
Other accrued expenses and liabilities ..........................................         22,037         15,942
                                                                                     -----------    -----------
   TOTAL LIABILITIES ............................................................        121,714        723,314
                                                                                     -----------    -----------
NET ASSETS ......................................................................    $39,235,761    $40,686,525
                                                                                     ===========    ===========
Net assets consist of:
Paid-in capital .................................................................    $38,188,209    $25,851,284
Undistributed net investment income .............................................             --         16,192
Accumulated net realized gains from security transactions .......................        239,477      2,509,249
Net unrealized appreciation on investments ......................................        808,075     12,309,800
                                                                                     -----------    -----------
Net assets ......................................................................    $39,235,761    $40,686,525
                                                                                     ===========    ===========
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 5) ...........................................      3,578,511      2,090,124
                                                                                     ===========    ===========

Net asset value, offering price and redemption price per share (Note 2) .........    $     10.96    $     19.47
                                                                                     ===========    ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1998
======================================================================================================
                                                                             Short/
                                                                          Intermediate
                                                                              Term
                                                                          Fixed-Income       Equity
                                                                              Fund            Fund
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ...........................................................    $ 2,369,781     $   106,898
   Dividends ..........................................................             --         432,244
                                                                           -----------     -----------
       TOTAL INVESTMENT INCOME ........................................      2,369,781         539,142
                                                                           -----------     -----------
EXPENSES
   Investment advisory fees (Note 4) ..................................        190,291         251,720
   Administrative services fees (Note 4) ..............................         76,377          77,735
   Accounting services fees (Note 4) ..................................         36,000          32,400
   Professional fees ..................................................         16,623          16,623
   Transfer agent and shareholder service fees (Note 4) ...............         14,400          14,400
   Trustees' fees and expenses ........................................         12,989          12,989
   Insurance expense ..................................................         10,006           9,841
   Reports to shareholders ............................................          7,850           9,331
   Postage and supplies ...............................................          8,305           7,322
   Registration fees ..................................................          7,835           7,319
   Custodian fees .....................................................          4,317           3,728
   Pricing expense ....................................................          6,673           1,308
   Distribution expenses (Note 4) .....................................            471             500
   Other expenses .....................................................          1,829              --
                                                                           -----------     -----------
       TOTAL EXPENSES .................................................        393,966         445,216
   Fees waived by the Adviser (Note 4) ................................       (146,587)             --
                                                                           -----------     -----------
       NET EXPENSES ...................................................        247,379         445,216
                                                                           -----------     -----------

NET INVESTMENT INCOME .................................................      2,122,402          93,926
                                                                           -----------     -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ......................        619,402       2,509,249
   Net change in unrealized appreciation/depreciation on investments ..        337,491       1,698,676
                                                                           -----------     -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ......................        956,893       4,207,925
                                                                           -----------     -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ............................    $ 3,079,295     $ 4,301,851
                                                                           ===========     ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1998 and 1997
===============================================================================================================================
                                                                   Short/Intermediate Term
                                                                      Fixed-Income Fund                   Equity Fund
                                                                -----------------------------     -----------------------------
                                                                    Year             Year             Year             Year
                                                                   Ended            Ended            Ended            Ended
                                                                November 30,     November 30,     November 30,     November 30,
                                                                    1998             1997             1998             1997
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ...................................    $  2,122,402     $  1,970,130     $     93,926     $    106,761
   Net realized gains (losses) from security transactions ..         619,402          (30,709)       2,509,249        3,535,218
   Net change in unrealized appreciation/depreciation
       on investments ......................................         337,491           33,026        1,698,676        3,111,825
                                                                ------------     ------------     ------------     ------------
Net increase in net assets from operations .................       3,079,295        1,972,447        4,301,851        6,753,804
                                                                ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ..............................      (2,122,402)      (1,970,130)         (91,102)        (106,087)
   From net realized gains from security transactions ......              --               --       (3,535,218)      (2,298,821)
                                                                ------------     ------------     ------------     ------------
Decrease in net assets from distributions to
   shareholders ............................................      (2,122,402)      (1,970,130)      (3,626,320)      (2,404,908)
                                                                ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ...............................       4,423,714        6,910,347        3,608,905        3,894,667
   Net asset value of shares issued in reinvestment of
       distributions to shareholders .......................       1,717,736        1,580,414        3,581,991        2,352,415
   Payments for shares redeemed ............................      (4,515,399)      (5,216,812)      (2,522,915)      (2,793,087)
                                                                ------------     ------------     ------------     ------------
Net increase in net assets
   from capital share transactions .........................       1,626,051        3,273,949        4,667,981        3,453,995
                                                                ------------     ------------     ------------     ------------

NET INCREASE IN NET ASSETS .................................       2,582,944        3,276,266        5,343,512        7,802,891

NET ASSETS:
   Beginning of year .......................................      36,652,817       33,376,551       35,343,013       27,540,122
                                                                ------------     ------------     ------------     ------------

   End of year .............................................    $ 39,235,761     $ 36,652,817     $ 40,686,525     $ 35,343,013
                                                                ============     ============     ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME ........................    $         --     $         --     $     16,192     $     13,368
                                                                ============     ============     ============     ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                                                Per Share Data for a Share Outstanding Throughout Each Year
---------------------------------------------------------------------------------------------------------------------------
                                                                               Years Ended November 30,
                                                           ----------------------------------------------------------------
                                                             1998          1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..................    $  10.69      $  10.69      $  10.73      $   9.94      $  10.77
                                                           --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ..............................        0.60          0.62          0.62          0.64          0.59
   Net realized and unrealized
       gains (losses) on investments ..................        0.27            --         (0.04)         0.79         (0.79)
                                                           --------      --------      --------      --------      --------
   Total from investment operations ...................        0.87          0.62          0.58          1.43         (0.20)
                                                           --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ...............       (0.60)        (0.62)        (0.62)        (0.64)        (0.59)
   Distributions from net realized gains ..............          --            --            --            --         (0.04)
                                                           --------      --------      --------      --------      --------
Total distributions ...................................       (0.60)        (0.62)        (0.62)        (0.64)        (0.63)
                                                           --------      --------      --------      --------      --------

Net asset value at end of year ........................    $  10.96      $  10.69      $  10.69      $  10.73      $   9.94
                                                           ========      ========      ========      ========      ========

Total return ..........................................       8.39%         6.03%         5.65%        14.84%        (1.98%)
                                                           ========      ========      ========      ========      ========

Net assets at end of year (000's) .....................    $ 39,236      $ 36,653      $ 33,377      $ 35,272      $ 35,390
                                                           ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(A) ........       0.65%         0.65%         0.65%         0.60%         0.50%

Ratio of net investment income to average net assets ..       5.58%         5.88%         5.90%         6.21%         5.67%

Portfolio turnover rate ...............................         90%           46%           40%           39%           57%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.04%, 1.07%, 1.09%, 1.09% and 1.06% for the years ended November 30, 1998, 1997, 1996, 1995 and
     1994, respectively (Note 4).

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                                                Per Share Data for a Share Outstanding Throughout Each Year
---------------------------------------------------------------------------------------------------------------------------
                                                                               Years Ended November 30,
                                                           ----------------------------------------------------------------
                                                             1998          1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..................    $  19.40      $  17.18      $  14.91      $  12.43      $  12.70
                                                           --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ..............................        0.04          0.06          0.06          0.07          0.06
   Net realized and unrealized
       gains on investments ...........................        2.01          3.65          2.97          3.02          0.11
                                                           --------      --------      --------      --------      --------
Total from investment operations ......................        2.05          3.71          3.03          3.09          0.17
                                                           --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ...............       (0.04)        (0.06)        (0.07)        (0.06)        (0.06)
   Distributions from net realized gains ..............       (1.94)        (1.43)        (0.69)        (0.55)        (0.38)
                                                           --------      --------      --------      --------      --------
Total distributions ...................................       (1.98)        (1.49)        (0.76)        (0.61)        (0.44)
                                                           --------      --------      --------      --------      --------

Net asset value at end of year ........................    $  19.47      $  19.40      $  17.18      $  14.91      $  12.43
                                                           ========      ========      ========      ========      ========

Total return ..........................................      11.96%        23.98%        21.27%        26.08%         1.35%
                                                           ========      ========      ========      ========      ========

Net assets at end of year (000's) .....................    $ 40,687      $ 35,343      $ 27,540      $ 24,191      $ 18,821
                                                           ========      ========      ========      ========      ========

Ratio of net expenses to average net assets ...........       1.15%         1.19%         1.30%         1.45%         1.50%

Ratio of net investment income to average net assets ..       0.24%         0.34%         0.42%         0.52%         0.51%

Portfolio turnover rate ...............................         50%           49%           44%           42%           44%

See accompanying notes to financial statements.

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998
================================================================================
     Par                                                                Market
    Value      INVESTMENT SECURITIES -- 93.8%   Rate     Maturity        Value
--------------------------------------------------------------------------------
               U.S. TREASURY OBLIGATIONS -- 25.4%
$    200,000   U.S. Treasury Notes ..........   6.625%    7/31/01   $    209,813
     300,000   U.S. Treasury Notes ..........   5.875    11/30/01        310,312
   2,950,000   U.S. Treasury Notes ..........   6.625     3/31/02      3,125,156
   1,550,000   U.S. Treasury Notes ..........   7.500     2/15/05      1,775,719
     500,000   U.S. Treasury Notes ..........   6.500     5/15/05        549,062
   1,000,000   U.S. Treasury Notes ..........   6.500     8/15/05      1,100,938
   1,750,000   U.S. Treasury Notes ..........   6.125     8/15/07      1,908,048
   1,000,000   U.S. Treasury Notes ..........   4.750    11/15/08      1,001,563
------------                                                        ------------
$  9,250,000   TOTAL U.S. TREASURY OBLIGATIONS
------------   (Amortized Cost $9,575,334)                          $  9,980,611
                                                                    ------------

               U.S. GOVERNMENT AGENCY
               MORTGAGE-BACKED SECURITIES -- 19.8%
$     59,281   FHLMC GOLD #N-90875 ..........   7.500%    2/01/99   $     59,830
       3,042   GNMA #114468 .................   9.500     7/15/99          3,079
     263,291   FHLMC GOLD #G-50274 ..........   7.500     6/01/00        265,784
       7,008   FHLMC GNOME #200068 ..........   8.000     3/01/02          7,136
      26,077   FNMA DWARF #51935 ............   8.000     4/01/02         26,714
     671,285   FNMA REMIC #93-52E ...........   6.000     4/25/05        671,855
      51,503   FHLMC GOLD #140094 ...........   7.500     5/01/05         52,577
     500,000   FHLMC REMIC #1404-D ..........   6.800     1/15/06        505,532
      52,847   FNMA DWARF #50480 ............   8.000     9/01/06         54,411
     700,000   FNMA REMIC #92-24H ...........   7.500    11/25/06        709,027
     500,180   GNMA #362109 .................   9.000     9/15/08        526,973
   1,086,504   FHLMC REMIC #1523-PE .........   6.000    10/15/15      1,088,666
     527,013   FNMA REMIC #93-20PE ..........   5.900     5/25/16        526,174
     652,309   FHLMC REMIC #1522-C ..........   6.000     8/15/16        654,227
   1,000,000   FNMA REMIC #94-29PE ..........   6.000     5/25/18      1,002,400
       9,674   GNMA #285639 .................   9.000     2/15/20         10,364
   1,000,000   FHLMC REMIC #1699-C ..........   6.200     2/15/24      1,006,760
     562,706   FNMA REMIC #250322 ...........   7.500     8/01/25        578,369
------------                                                        ------------
$  7,672,720   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
------------   SECURITIES (Amortized Cost $7,633,466)               $  7,749,878
                                                                    ------------

               OTHER MORTGAGE-BACKED SECURITIES -- 3.2%
$    304,665   Advanta Home Equity Loan
               Trust #92-1A .................   7.875%    9/25/08   $    309,985
     940,564   CMC Securities Corp. III #94-B   6.000     2/25/09        940,893
------------                                                        ------------
$  1,245,229   TOTAL OTHER MORTGAGE-BACKED SECURITIES
------------      (Amortized Cost $1,241,373)                       $  1,250,878
                                                                    ------------

               ASSET-BACKED SECURITIES -- 8.5%
$  1,000,000   Circuit City Credit Card
               Trust #94-2-A ................   8.000%   11/15/99   $  1,025,970
   1,000,000   J.C. Penney Credit Card
               Trust #B-A ...................   8.950    10/15/01      1,033,819
   1,225,000   First Bank Corporate Card
               Trust #97-1-A ................   6.400     2/15/03      1,260,880
------------                                                        ------------
$  3,225,000   TOTAL ASSET-BACKED SECURITIES
------------   (Amortized Cost $3,254,407)                          $  3,320,669
                                                                    ------------

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    Par                                                                Market
   Value       INVESTMENT SECURITIES -- 93.8%   Rate    Maturity        Value
               (Continued)
--------------------------------------------------------------------------------
               CORPORATE BONDS -- 36.9%
$    210,000   Homeside Lending, Inc. .......   6.875%    5/15/00   $    213,106
   1,000,000   Lehman Brothers, Inc. ........   6.125     2/01/01        995,456
   1,000,000   Ford Motor Credit Co.
               Medium Term Notes ............   5.900     2/23/01      1,011,734
   1,000,000   General Motors Acceptance Corp.  6.000     2/01/02      1,013,632
   1,200,000   Waste Management, Inc. .......   6.625     7/15/02      1,238,239
   1,000,000   Merrill Lynch & Co., Inc. ....   6.000     2/12/03      1,010,386
   1,000,000   Asian Development Bank .......   5.750     5/19/03      1,053,296
   1,000,000   Sears Roebuck Acceptance Corp.
               Medium Term Notes ............   6.760     6/25/03      1,041,123
   1,000,000   Salomon Smith Barney
               Holdings, Inc. ...............   6.625    11/15/03      1,024,717
   1,300,000   Household Finance Corp. ......   5.875     9/25/04      1,311,133
   1,000,000   Chilgener S.A ................   6.500     1/15/06        900,617
   1,000,000   GTE Southwest, Inc. ..........   6.230     1/01/07      1,039,946
     500,000   PepsiCo, Inc. ................   5.700    11/01/08        499,364
     850,000   National Rural Utilities
               Cooperative Finance Corp. ....   5.750    11/01/08        848,480
   1,280,000   Lucent Technologies, Inc. ....   5.500    11/15/08      1,290,241
------------                                                        ------------
$ 14,340,000   TOTAL CORPORATE BONDS
------------   (Amortized Cost $14,280,850)                         $ 14,491,470
                                                                    ------------

$ 35,732,949   TOTAL INVESTMENT SECURITIES
------------   (Amortized Cost $35,985,430)                         $ 36,793,506
                                                                    ------------
================================================================================
   Face                                                                Market
  Amount       REPURCHASE AGREEMENTS(1) -- 5.5%                        Value
--------------------------------------------------------------------------------
$  2,154,000   Fifth Third Bank, 4.75%, dated
------------   11/30/98, due 12/01/98, repurchase
               proceeds $2,154,284 ..........                       $  2,154,000
                                                                    ------------
               TOTAL INVESTMENT SECURITIES AND
               REPURCHASE AGREEMENTS -- 99.3%                       $ 38,947,506

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.7%              288,255
                                                                    ------------

               NET ASSETS -- 100.0% .........                       $ 39,235,761
                                                                    ============

(1)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

FHLMC - Federal Home Loan Mortgage Corporation.
FNMA - Federal National Mortgage Association.
GNMA - Government National Mortgage Association.
DWARF - A 15-year mortgage pool issued by FNMA.
GNOME - A 15-year mortgage pool issued by FHLMC.
REMIC - Real Estate Mortgage Investment Conduit.
GOLD - A 30-year mortgage pool issued by FHLMC with a shorter coupon payment delay period.

See accompanying notes to financial statements.

EQUITY FUND
PORTFOLIO OF INVESTMENTS
November 30, 1998
================================================================================
                                                                       Market
COMMON STOCKS -- 91.9%                                  Shares          Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 17.2%
American Express Co. .............................      11,500      $  1,150,719
American International Group, Inc. ...............      11,287         1,060,978
BankBoston Corp. .................................      18,000           749,250
Chubb Corp. ......................................      15,400         1,078,962
Citigroup, Inc. ..................................      16,000           803,000
Fannie Mae .......................................      20,700         1,505,925
J.P. Morgan & Co., Inc. ..........................       6,000           641,250
                                                                    ------------
                                                                       6,990,084
                                                                    ------------
CAPITAL GOODS -- 16.0%
AlliedSignal, Inc. ...............................      22,000           968,000
Avery Dennison Corp. .............................      25,200         1,208,025
The Boeing Co. ...................................      17,800           723,125
Illinois Tool Works, Inc. ........................       8,400           533,925
Molex, Inc. - Class A ............................      42,306         1,364,368
Thermo Electron Corp.* ...........................      47,000           793,125
Waste Management, Inc. ...........................      21,500           921,813
                                                                    ------------
                                                                       6,512,381
                                                                    ------------
TECHNOLOGY -- 10.7%
Applied Materials, Inc.* .........................      11,200           434,000
Compaq Computer Corp. ............................      23,000           747,500
First Data Corp. .................................      10,000           266,875
Hewlett-Packard Co. ..............................      10,100           633,775
Intel Corp. ......................................       4,000           430,500
Microsoft Corp.* .................................       3,500           427,000
Motorola, Inc. ...................................       7,000           434,000
Northern Telecom Limited .........................      10,000           466,875
QUALCOMM, Inc.* ..................................       9,400           515,825
Siebel Systems, Inc.* ............................          68             1,649
                                                                    ------------
                                                                       4,357,999
                                                                    ------------
CONSUMER CYCLICALS -- 8.4%
AutoZone, Inc.* ..................................      26,700           804,338
Catalina Marketing Corp.* ........................      19,000         1,106,750
H&R Block, Inc. ..................................      20,600           925,712
Nike, Inc. - Class B .............................      14,700           588,000
                                                                    ------------
                                                                       3,424,800
                                                                    ------------
HEALTH CARE -- 8.3%
Abbott Laboratories ..............................      25,000         1,200,000
American Home Products Corp. .....................      14,800           788,100
Schering-Plough Corp. ............................       7,000           744,625
Smithkline Beecham PLC - ADR .....................      10,500           639,844
                                                                    ------------
                                                                       3,372,569
                                                                    ------------

EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       Market
COMMON STOCKS -- 91.9% (Continued)                      Shares          Value
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.1%
Colgate-Palmolive Co. ............................       3,800      $    325,375
McDonald's Corp. .................................      12,500           875,781
PepsiCo, Inc. ....................................      17,300           669,294
Sysco Corp. ......................................      30,000           808,125
The Walt Disney Co. ..............................      10,000           321,875
Young Broadcasting, Inc. - Class A* ..............       8,000           285,000
                                                                    ------------
                                                                       3,285,450
                                                                    ------------
ENERGY -- 7.2%
Apache Corp. .....................................      35,000           805,000
Exxon Corp. ......................................       6,000           450,375
Mobil Corp. ......................................      10,000           861,875
Noble Affiliates, Inc. ...........................      32,700           827,719
                                                                    ------------
                                                                       2,944,969
                                                                    ------------
BASIC MATERIALS -- 6.5%
du Pont (E. I.) de Nemours and Co. ...............      10,000           587,500
Ecolab, Inc. .....................................      34,000         1,051,875
Sonoco Products Co. ..............................      20,220           605,336
Willamette Industries, Inc. ......................      11,300           394,794
                                                                    ------------
                                                                       2,639,505
                                                                    ------------
COMMUNICATION SERVICES -- 4.8%
AirTouch Communications, Inc.* ...................      17,400           995,063
AT&T Corp. .......................................      15,500           965,844
Leap Wireless International, Inc.* ...............       1,750            10,062
                                                                    ------------
                                                                       1,970,969
                                                                    ------------
TRANSPORTATION -- 3.0%
Landstar System, Inc.* ...........................      29,500         1,209,500
                                                                    ------------
UTILITIES -- 1.7%
Duke Energy Corp. ................................      11,090           693,818
                                                                    ------------

TOTAL COMMON STOCKS (Cost $25,092,244)                              $ 37,402,044
                                                                    ------------
================================================================================
                                                         Face          Market
REPURCHASE AGREEMENTS(1) -- 9.7%                        Amount          Value
--------------------------------------------------------------------------------
Fifth Third Bank, 4.75%, dated 11/30/98, due
12/01/98, repurchase proceeds $3,939,520 .........  $3,939,000      $  3,939,000
                                                    ==========      ------------

TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS -- 101.6%             $ 41,341,044

LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6%) ..                     (654,519)
                                                                    ------------

NET ASSETS -- 100.0% .............................                  $ 40,686,525
                                                                    ============

*    Non-income producing security.
(1)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
November 30, 1998
================================================================================
1.   Organization

Brundage, Story and Rose Investment Trust (the Trust) was organized as an Ohio business trust on October 1, 1990. The Trust offers two series of shares to investors: the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund (collectively, the Funds). The Trust commenced operations on December 3, 1990, when Brundage, Story and Rose, LLC (the Adviser) purchased the initial 5,000 shares of each Fund at $10 per share. The public offering of shares commenced on January 2, 1991.

The Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (the Bond
Fund) seeks to provide a higher and more stable level of income than a money market fund with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities. The Bond Fund invests primarily in short and intermediate-term fixed-income securities.

The Brundage, Story and Rose Equity Fund (the Equity Fund) seeks to provide protection and enhancement of capital. The Equity Fund invests primarily in common stocks and securities convertible into common stock.

2.   Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the overthe-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. U.S. Government and agency obligations, asset-backed securities and corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued on the basis of prices provided by an independent pricing service giving consideration to such factors as maturity, coupon, issuer and type of security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Funds' custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income for the Bond Fund are declared daily and paid monthly. Dividends arising from net investment income for the Equity Fund are declared and paid quarterly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The Bond Fund periodically trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in mortgage-backed and asset-backed securities transactions. Securities purchased on a TBA basis are recorded on the trade date, however, they are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of November 30, 1998:

--------------------------------------------------------------------------------
                                                        Bond           Equity
                                                        Fund            Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ...............      $    871,048    $ 13,184,611
Gross unrealized depreciation ...............           (68,912)       (964,536)
                                                   ------------    ------------
Net unrealized appreciation .................      $    802,136    $ 12,220,075
                                                   ============    ============
Federal income tax cost .....................      $ 35,991,369    $ 25,181,969
                                                   ============    ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

3.   Investment Transactions

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $33,412,456 and $33,121,921, respectively, for the Bond Fund and $18,157,064 and $19,113,759,
respectively, for the Equity Fund, during the year ended November 30, 1998.

4.   Transactions with Affiliates

Certain Trustees and officers of the Trust are principals of the Adviser. Certain officers of the Trust are officers of Countrywide Fund Services, Inc.
(CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, and of CW Fund Distributors, Inc., the exclusive underwriter of the Funds' shares.

As of November 30, 1998, the Adviser, principals of the Adviser and certain employee benefit plans of the Adviser were, collectively, a significant shareholder of record of each Fund.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Bond Fund and the Equity Fund each pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% and 0.65%, respectively, of average daily net assets.

In order to reduce the operating expenses of the Bond Fund, the Adviser voluntarily waived $146,587 of its investment advisory fees during the year ended November 30, 1998.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.20% on each Fund's respective average daily net assets up to $50 million; 0.175% on such net assets between $50 and $100 million; and 0.15% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $19.50 per shareholder account from the Bond Fund and $15.00 per shareholder account from the Equity Fund, subject to a $1,200 minimum monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from the Bond Fund and $2,700 from the Equity Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

5.   Capital Share Transactions

Proceeds and payments on capital shares sold and redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended November 30, 1998 and 1997.

---------------------------------------------------------------------------------------------------
                                                    Bond Fund                    Equity Fund
                                            -------------------------     -------------------------
                                               Year           Year            Year          Year
                                              Ended          Ended           Ended         Ended
                                           November 30,   November 30,   November 30,   November 30,
                                               1998           1997           1998           1997
---------------------------------------------------------------------------------------------------
Shares sold ............................       409,114        651,578        195,597        226,359
Shares issued in reinvestment
   of distributions to shareholders ....       158,469        149,272        208,604        154,343
Shares redeemed ........................      (417,652)      (494,784)      (135,661)      (161,988)
                                            ----------     ----------     ----------     ----------
Net increase in shares outstanding .....       149,931        306,066        268,540        218,714
Shares outstanding, beginning of year ..     3,428,580      3,122,514      1,821,584      1,602,870
                                            ----------     ----------     ----------     ----------
Shares outstanding, end of year ........     3,578,511      3,428,580      2,090,124      1,821,584
                                            ==========     ==========     ==========     ==========
---------------------------------------------------------------------------------------------------

Report of Independent Public Accountants
================================================================================

Arthur Andersen LLP                                         [LOGO]


To the Shareholders and Board of Trustees of the Brundage, Story and Rose Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund of the Brundage, Story and Rose Investment Trust (an Ohio business trust), including the portfolios of investments, as of November 30, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund of the Brundage, Story and Rose Investment Trust as of November 30, 1998, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity, with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
December 30, 1998

BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST
----------------------------------------
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

BOARD OF TRUSTEES
----------------------------------------
Francis S. Branin, Jr.
Malcolm D. Clarke, Jr.
Cheryl L.Grandfield
Antoinette Geyelin Hoar
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith
Charles G. Watson

INVESTMENT ADVISER
----------------------------------------
Brundage, Story and Rose, LLC
One Broadway
New York, New York 10004

UNDERWRITER
----------------------------------------
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
----------------------------------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES
----------------------------------------
Nationwide: (Toll Free) 800-320-2212